UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)

Not Applicable
(Registrant's Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2017, Chatham Lodging Trust (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement, dated March 10, 2017, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, (the “ATM Prospectus”), relating to the offer and sale of common shares remaining unsold under the Company’s existing at-the-market equity offering program. The ATM Prospectus was filed as a result of the Company filing with the SEC a new universal shelf registration statement on Form S-3 (File No. 215418) on January 4, 2017, which became immediately effective upon filing and replaced the Company’s previously filed universal shelf registration statement on Form S-3.

An opinion of Venable LLP with respect to the validity of common shares that may be offered and sold pursuant to this prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.     The following exhibits are being filed herewith:

5.1	Opinion of Venable LLP regarding legality of shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

March 10, 2017	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer